UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 22, 2009
Life Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5791 Van Allen Way, Carlsbad, CA	92008

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 603-7200
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 — Exhibits
SIGNATURES
EX-3.1

Section 5 — Corporate Governance and Management
     Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 22, 2009, the Board of Directors amended the bylaws of Life Technologies Corporation.
     The bylaw provision regarding special meetings of the Board of Directors (Article II, Section 2.5) was amended in order to include the Presiding Director among the persons who may call a special meeting of the Board of Directors.
     The Fourth Amended and Restated Bylaws of Life Technologies Corporation are attached as Exhibit 3.1 to this Current Report on Form 8-K and are hereby incorporated by this reference.
Section 9 — Financial Statements and Exhibits.
     Item 9.01 — Exhibits
(d) Exhibits
Exhibit 3.1	—	Fourth Amended and Restated Bylaws of Life Technologies Corporation, a Delaware Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE TECHNOLOGIES CORPORATION (Registrant)
By:	/s/ John A. Cottingham
Chief Legal Officer and Secretary

Date: July 27, 2009